UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-7434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

registrant’s telephone number, including area code:             610-941-0255

Date of fiscal year end:              December 31, 2003

Date of reporting period:              June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

[ARTWORK]

MUTUAL FUNDS

Stability • Strategy • Success

SEMI-Annual Report

June 30, 2003

DEAR FELLOW SHAREHOLDER:

MARKET PSYCHOLOGY

²	What a difference a quarter makes! At the end of the first quarter we discussed the fear that was prevalent in the markets as a result of Iraq and another testing of market lows. Today, we are benefiting from a double-digit positive return in the broad market indices during the second quarter. This is the first time the stock market has posted such returns since 2000. With the war over, attention has returned to the economy and there is a slow pickup in economic momentum taking place. In addition, the market was stimulated significantly by the Federal income tax cut that was passed in May. Dividend tax rates have been slashed to 15%; many companies are paying attention to the real cash returns of dividends to their shareholders. Since May 7th, when the tax bill was passed, sixty-five of the S&P 500 companies have raised their dividends and only two have lowered them; many of those increases were very significant in size. In addition, many companies that paid no dividends in the past have initiated them since the change in tax policy.

THE ECONOMY

²	We’re beginning to see the first signs of capital spending picking up. This is a result of very positive cash flows in the corporate world, which had been used previously to pay down debt and buy back stock. Corporate leaders are now beginning to spend some of that cash on plant and equipment; this will stimulate a lagging sector of the economy. Withholding tax rates were reduced in June and the consumer has more income in their paychecks. This is translating into improvements across the board in retail sales. The housing market remains very strong, benefiting from a combination of extraordinarily low interest rates on home mortgages and an influx of first-time homebuyers into the market. As a result, earnings reports for the S&P 500 show growth in the second quarter of 8.9% and an increase in the forecast for the full year 2003 to 13%. We believe that prospects for growth will continue to brighten in the second half of this year.

THE STOCK MARKET OUTLOOK

²	The investor still faces the dilemma of what to do with their portfolio. There is no effective return on holding cash or short-term money market funds. It is absolutely the wrong time to be buying bonds at the low of a 45-year cycle in interest rates; all that you can do is lock in future principal losses. Residential real estate remains the investment of choice for many as it continues to show steady gains in price. We believe that stocks represent the best alternative at this time; with dividend payouts increasing, this should reinforce the attraction of the broad stock market.

CHANGING OF THE GUARD

²	This quarter, Henry Rentschler retired from our Board at the age of seventy-five. Henry devoted seventeen years to dedicated service on our Board. He believed in our Funds and was a large shareholder indicating his strong support. We wish Henry well in his retirement years aboard his boat, “Tiger Tug,” cruising the Chesapeake Bay. The Board of Directors elected Frank Thomas to fill the vacancy. Frank is a distinguished attorney in private practice in Philadelphia specializing in environmental litigation. We look forward to Frank participating in our Board deliberations.

Sincerely yours,

James W. Stratton

Chairman

August 1, 2003

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

During the second quarter, we made significant changes in the portfolio adding eight new holdings. We sold our two hospital chains and purchased AmerisourceBergen Corp., a leading wholesale distributor of pharmaceuticals, and Sunrise Senior Living, Inc. a manager and developer of assisted living retirement communities. These changes left our investment in Health Care at 15.1%, which is our number one industry holding.

We added two new stocks, Anadarko Petroleum Corp. and Burlington Resources, both of which are pure plays on producing domestic natural gas. In addition, we added Occidental Petroleum Corp., whose operations are partly energy and partly basic chemicals. Energy remains our number two industry category with 12.6% of our portfolio assets.

We added D.R. Horton, Inc. to the Homebuilding area bringing that category to 8.0% of assets and our fifth largest industry. We continue to view the outlook for growth in single family residential starts as very positive.

Finally, we continue to move our portfolio based upon expectations of a significant business cycle recovery. To accomplish this we are investing in companies that would benefit from the first signs of a pickup in capital spending. We added Ingersoll-Rand Co. and Tyco International Ltd. to the portfolio. Our objective is to increase the sensitivity of the portfolio to the economic improvement that we see coming through in a strong fashion in the second half of 2003.

Portfolio holdings are as of 6/30/03, they are subject to change at any time.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Growth Fund

	June 30, 2003	March 31, 2003

Total Net Assets	$41,902,463	$34,717,278

Net Asset Value Per Share	$28.88	$23.86

Shares Outstanding	1,450,909	1,455,153

Number of Shareholders	1,044	1,055

Average Size Account	$40,136	$32,907

Portfolio Changes For the Quarter Ended June 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

AmerisourceBergen Corp. (1.7%)	Electronic Data Systems Corp.
Anadarko Petroleum Corp. (2.1%)	HCA Inc.
Burlington Resources Inc. (1.3%)	The Kroger Co.
D. R. Horton, Inc. (3.0%)	Tenet Healthcare Corp.
Ingersoll-Rand Co. (1.7%)
Occidental Petroleum Corp. (2.0%)
Sunrise Senior Living, Inc. (1.6%)
Tyco International Ltd. (0.9%)

Ten Largest Holdings June 30, 2003 (unaudited)

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$3,693,500	8.8%

PacifiCare Health Systems, Inc.	1,973,200	4.7

Countrywide Financial Corp.	1,739,250	4.2

Commerce Bancorp, Inc. (NJ)	1,484,000	3.6

Penn Virginia Corp.	1,290,000	3.1

Whirlpool Corp.	1,274,000	3.0

D.R. Horton, Inc.	1,264,500	3.0

FleetBoston Financial Corp.	1,188,400	2.8

Wyeth	1,184,300	2.8

Centex Corp.	1,166,850	2.8

	$16,258,000	38.8%

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

For the quarter ended June 30, 2003, the SMDS Portfolio kept pace with a strong REIT market, rising 113.1% versus a 112.6% advance for the Morgan Stanley REIT Index (RMS) and a 113.1% rise for the NAREIT Equity Index. For the first six months of 2003, the portfolio is up 112.6%, which slightly trails the RMS return of 113.8% and the NAREIT Index return of 113.9%.

The performance of the retail REITs again dominated the various sectors of the REIT market. This outperformance may continue into the third quarter as expectations for mall and shopping center companies’ second quarter earnings are very positive. The sectors that have continued to suffer from a slow-down in demand are the Multifamily and Office sectors. As we have mentioned in previous reports, low mortgage rates have hurt apartment unit demand as first-time home buyers have been lured away from renting apartments. In the Office sector, tight-fisted business managers have curtailed additional hiring until tangible signs of a recovery are evident; this has translated into lower demand for additional office space.

During the quarter, we began to increase the portfolio’s weighting in the Office sector, following a stabilization in Office vacancy rates. We are still cautious of the Multifamily sector, as we believe it will be some time before apartment demand begins to recover. The Health Care weighting in the portfolio increased due to solid price performance, and the addition of several new names in the sector. Higher yields and a low correlation to changes in the business cycle have made Healthcare stocks particularly attractive to income sensitive investors.

Investor appetite for REIT stocks has continued to drive stock prices higher during a period when economic indicators have been inconclusive as to the timing of an overall recovery in the U.S. economy. With interest rates remaining at historically low levels, investors have continued to look to REITs as a place to boost the income component of their portfolios and as a substitute for traditional fixed income securities. The decline in quarterly earnings in certain sectors of the REIT market appears to have abated. We are hopeful that as the economy begins to firm, REIT earnings will begin to strengthen.

Portfolio holdings are as of 6/30/03, they are subject to change at any time.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Unmanaged indices are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	June 30, 2003	March 31, 2003

Total Net Assets	$155,217,816	$131,478,744

Net Asset Value Per Share	$28.85	$25.97

Shares Outstanding	5,380,180	5,062,634

Number of Shareholders	4,152	3,916

Average Size Account	$37,384	$33,575

Portfolio Changes For the Quarter Ended June 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Highwoods Properties, Inc. (2.2%)	Developers Diversified Realty Corp.
National Health Investors, Inc. (1.0%)	Mid-Atlantic Realty Trust
Nationwide Health Properties, Inc. (2.4%)	RFS Hotel Investors, Inc.
Reckson Associates Realty Corp. (1.2%)
Universal Health Realty Income Trust (1.0%)
Ventas, Inc. (1.1%)

Ten Largest Holdings June 30, 2003 (unaudited)

	Market Value	Percent of TNA

Heritage Property Investment Trust	$5,686,800	3.7%

First Industrial Realty Trust, Inc.	5,498,400	3.5

New Plan Excel Realty Trust	5,444,250	3.5

Liberty Property Trust	5,435,660	3.5

Equity Office Properties Trust	5,402,000	3.5

Glimcher Realty Trust	5,376,000	3.5

Arden Realty, Inc.	5,190,000	3.3

Mack-Cali Realty Corp.	5,093,200	3.3

Glenborough Realty Trust Inc.	4,783,670	3.1

Brandywine Realty Trust	4,739,350	3.0

	$52,649,330	33.9%

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

For the six-month period ended June 30, 2003, the Stratton Small-Cap Value Fund posted a +17.2% return compared to the Russell 2000 Index return of +17.9% and the Russell 2000 Value Index return of +16.5%.

The second quarter of 2003 brought about a swift reversal in equity performance following a lackluster first quarter as an end to major hostilities in Iraq and prospects for an economic recovery boosted the equity markets. All broad stock indices posted double-digit returns in the quarter with small-cap stocks leading the way with returns of +23.4% for the Russell 2000, +22.7% for the Russell 2000 Value, and +21.3% for the Stratton Small-Cap Value Fund.

All sectors of the small-cap market have posted positive returns during the second quarter and for the first six months of 2003 with the Financial Services and Consumer Discretionary sectors having the greatest positive effect on the Russell 2000 Index. The Stratton Small-Cap Value Fund was led by the Producer Durable—which includes the Homebuilding sector—and Consumer Discretionary sectors.

The largest sector weighting in the Fund continues to be in the Homebuilding area as the Fund continued to overweight housing-related issues due to their combination of attractive valuation and strong growth. The Fund’s second largest sector exposure is to the Consumer Discretionary group. Four new names from this sector were added to the Fund during the first half of 2003 in an effort to increase the Fund’s exposure to more cyclical areas of the economy: Circuit City Stores, CSS Industries, Mothers Work, and Scholastic Corp.

Portfolio holdings are as of 6/30/03, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	June 30, 2003	March 31, 2003

Total Net Assets	$48,334,282	$40,175,755

Net Asset Value Per Share	$26.81	$22.11

Shares Outstanding	1,802,830	1,817,466

Number of Shareholders	945	961

Average Size Account	$51,147	$41,806

Portfolio Changes For the Quarter Ended June 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Cascade Corp. (1.6%)	Donegal Group Inc. Class A
Circuit City Stores, Inc. (1.2%)	First Essex Bancorp, Inc.
Mentor Graphics Corp. (1.5%)	Florida Rock Industries, Inc.
MICROS Systems, Inc. (1.4%)	The Pep Boys - Manny, Moe & Jack
Mothers Work, Inc. (1.0%)	Tidewater, Inc.
Rock-Tenn Co. Class A (1.6%)
Scholastic Corp. (1.5%)
Yellow Corp. (1.4%)

Ten Largest Holdings June 30, 2003 (unaudited)

	Market Value	Percent of TNA

Hovnanian Enterprises, Inc. Class A	$3,183,300	6.6%

IKON Office Solutions, Inc.	2,670,000	5.5

D.R. Horton, Inc.	1,686,000	3.5

Pogo Producing Co.	1,624,500	3.3

PacifiCare Health Systems, Inc.	1,479,900	3.1

Penn Virginia Corp.	1,384,600	2.9

Cabot Oil & Gas Corp.	1,380,500	2.8

Moog Inc. Class A	1,303,125	2.7

Hollywood Entertainment Corp.	1,290,000	2.7

Eaton Vance Corp.	1,264,000	2.6

	$17,265,925	35.7%

STRATTON GROWTH FUND

What is the Fund’s investment objective?

The primary objective of SGF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies that consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average gross portfolio yield will normally exceed the current yield of the S&P 500.

•	Approximately 40 companies are held.

•	By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of any stock in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock’s fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. Stocks held by the Fund currently trade at approximately one-half the P/E of the Russell 2000 Index.

•	Approximately 45 companies are held.

•	By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2003 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.3%

Banking/Financial – 11.9%
AmSouth Bancorporation	40,000	$873,600
Comerica, Inc.	10,000	465,000
Commerce Bancorp, Inc. (NJ)	40,000	1,484,000
FleetBoston Financial Corp.	40,000	1,188,400
PNC Financial Services Group	20,000	976,200

		4,987,200

Business Services – 2.6%
Omnicom Group Inc.	10,000	717,000
Pitney Bowes Inc.	10,000	384,100

		1,101,100

Capital Goods – 2.6%
Ingersoll-Rand Co.	15,000	709,800
Tyco International Ltd.	20,000	379,600

		1,089,400

Consumer Durables – 3.9%
Hooker Furniture Corp.	15,000	368,850
Whirlpool Corp.	20,000	1,274,000

		1,642,850

Consumer Services – 6.3%
American Express Co.	21,000	878,010
Countrywide Financial Corp.	25,000	1,739,250

		2,617,260

Consumer Staples – 4.7%
Anheuser-Busch Companies, Inc.	20,000	1,021,000
Kimberly-Clark Corp.	18,000	938,520

		1,959,520

Distribution – 11.1%
IKON Office Solutions, Inc.	415,000	3,693,500
The Pep Boys – Manny, Moe & Jack	70,000	945,700

		4,639,200

Energy – 12.6%
Anadarko Petroleum Corp.	20,000	889,400
Burlington Resources Inc.	10,000	540,700
El Paso Corp.	90,000	727,200
Occidental Petroleum Corp.	25,000	838,750
Penn Virginia Corp.	30,000	1,290,000
Valero Energy Corp.	27,800	1,009,974

		5,296,024

Health Care – 15.1%
AmerisourceBergen Corp.	10,000	693,500
Baxter International, Inc.	40,000	1,040,000
Becton, Dickinson and Co.	20,000	777,000
PacifiCare Health Systems, Inc.†	40,000	1,973,200

	Number of Shares	Market Value (Note 1)
Health Care – Continued
Sunrise Senior Living, Inc.†	30,000	$671,400
Wyeth	26,000	1,184,300

		6,339,400

Homebuilding – 8.0%
Centex Corp.	15,000	1,166,850
D. R. Horton, Inc.	45,000	1,264,500
Lennar Corp. Class A	13,000	929,500

		3,360,850

Insurance/Services – 7.8%
The Allstate Corp.	30,000	1,069,500
American International Group, Inc.	15,000	827,700
Lincoln National Corp.	20,000	712,600
Nationwide Financial Services, Inc.	20,000	650,000

		3,259,800

Retail – 1.6%
Rite Aid Corp.†	150,000	667,500

Technology – 5.0%
C&D Technologies, Inc.	60,000	861,600
Hewlett-Packard Co.	40,000	852,000
SunGard Data Systems Inc.†	15,000	388,650

		2,102,250

Utilities – 2.1%
TXU Corp.	40,000	898,000

Total Common Stocks (Cost $25,754,414)		39,960,354

	Principal Amount
SHORT-TERM NOTES – 2.4%

General Electric Capital Corp. 1.02%, due 07/03/03	$1,000,000	1,000,000

Total Short-Term Notes (Cost $1,000,000)		1,000,000

Total Investments – 97.7% (Cost $26,754,414*)		40,960,354
Cash and Other Assets Less Liabilities – 2.3%		942,109

NET ASSETS – 100.00%		$41,902,463

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $26,754,414 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,403,993
Gross unrealized depreciation	(198,053)

Net unrealized appreciation	$14,205,940

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2003 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.8%
Apartments – 13.5%
Apartment Investment & Management Co.	130,000	$4,498,000
Cornerstone Realty Income Trust, Inc.	245,000	1,790,950
Equity Residential	140,000	3,633,000
Gables Residential Trust	145,000	4,383,350
Summit Properties, Inc.	157,200	3,246,180
United Dominion Realty Trust, Inc.	200,000	3,444,000

		20,995,480

Diversified – 7.7%
Colonial Properties Trust	110,000	3,870,900
Crescent Real Estate Equities Co.	235,000	3,903,350
Pennsylvania Real Estate Investment Trust	140,000	4,193,000

		11,967,250

Health Care – 14.3%
Health Care Property Investors, Inc.	105,400	4,463,690
Health Care REIT, Inc.	155,000	4,727,500
Healthcare Realty Trust, Inc.	155,000	4,518,250
National Health Investors, Inc.	80,000	1,475,200
Nationwide Health Properties, Inc.	230,000	3,663,900
Universal Health Realty Income Trust	60,000	1,620,000
Ventas, Inc.	110,000	1,666,500

		22,135,040

Industrial – 8.8%
EastGroup Properties, Inc.	140,000	3,780,000
First Industrial Realty Trust, Inc.	174,000	5,498,400
Keystone Property Trust	240,000	4,442,400

		13,720,800

Lodging – 6.1%
Hospitality Properties Trust	140,000	4,375,000
Innkeepers USA Trust	335,000	2,278,000
Winston Hotels, Inc.	350,000	2,859,500

		9,512,500

Net Lease – 2.6%
Commercial Net Lease Realty	235,000	4,051,400

	Number of Shares	Market Value (Note 1)
Office – 26.5%
Arden Realty, Inc.	200,000	$5,190,000
Brandywine Realty Trust	192,500	4,739,350
CarrAmerica Realty Corp.	125,000	3,476,250
Equity Office Properties Trust	200,000	5,402,000
Glenborough Realty Trust Inc.	249,800	4,783,670
Highwoods Properties, Inc.	150,000	3,345,000
HRPT Properties Trust	190,000	1,748,000
Liberty Property Trust	157,100	5,435,660
Mack-Cali Realty Corp.	140,000	5,093,200
Reckson Associates Realty Corp.	90,000	1,877,400

		41,090,530

Regional Malls – 9.1%
Glimcher Realty Trust	240,000	5,376,000
The Mills Corp.	135,000	4,529,250
Simon Property Group, Inc.	107,500	4,195,725

		14,100,975

Shopping Centers – 7.2%
Heritage Property Investment Trust	210,000	5,686,800
New Plan Excel Realty Trust	255,000	5,444,250

		11,131,050

Total Common Stocks (Cost $139,319,934)		148,705,025

Total Investments – 95.8% (Cost $139,319,934*)		148,705,025
Cash and Other Assets Less Liabilities – 4.2%		6,512,791

NET ASSETS – 100.00%		$155,217,816

*	Aggregate cost for federal income tax purposes is $139,319,934 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,789,092
Gross unrealized depreciation	(5,404,001)

Net unrealized appreciation	$9,385,091

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2003 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.0%
Aerospace – 2.7%
Moog Inc. Class A†	37,500	$1,303,125

Consumer Discretionary – 15.5%
American Axle & Manufacturing Holdings, Inc.†	30,000	717,000
Circuit City Stores, Inc.	65,000	572,000
CSS Industries, Inc.	15,000	578,250
Harman International Industries, Inc.	15,000	1,187,100
Hollywood Entertainment Corp.†	75,000	1,290,000
Mothers Work, Inc.†	18,000	481,860
Polaris Industries, Inc.	15,000	921,000
Scholastic Corp.†	25,000	744,500
Take-Two Interactive Software, Inc.†	35,000	991,900

		7,483,610

Distribution – 5.5%
IKON Office Solutions, Inc.	300,000	2,670,000

Energy – 14.0%
Cabot Oil & Gas Corp.	50,000	1,380,500
Evergreen Resources, Inc.†	10,000	543,100
Houston Exploration Co.†	36,000	1,249,200
Newfield Exploration Co.†	15,000	563,250
Penn Virginia Corp.	32,200	1,384,600
Pogo Producing Co.	38,000	1,624,500

		6,745,150

Financial Services – 11.4%
Commerce Bancorp, Inc. (NJ)	25,000	927,500
Donegal Group Inc. Class B	29,633	371,598
Eaton Vance Corp.	40,000	1,264,000
Harleysville Group Inc.	40,000	920,800
Selective Insurance Group, Inc.	35,000	876,750
Webster Financial Corp.	20,000	756,000
WSFS Financial Corp.	10,000	384,000

		5,500,648

Health Care – 12.5%
CONMED Corp.†	50,000	913,000
Henry Schein, Inc.†	15,000	785,100
NDCHealth Corp.	35,000	642,250
PacifiCare Health Systems, Inc.†	30,000	1,479,900
Respironics, Inc.†	30,000	1,125,600
Sunrise Senior Living, Inc.†	50,000	1,119,000

		6,064,850

	Number of Shares	Market Value (Note 1)
Homebuilding – 16.2%
Beazer Homes USA, Inc.†	10,000	$835,000
D.R. Horton, Inc.	60,000	1,686,000
Hovnanian Enterprises, Inc. Class A†	54,000	3,183,300
M/I Schottenstein Homes, Inc.	20,000	853,600
M.D.C. Holdings, Inc.	26,136	1,261,846

		7,819,746

Materials and Processing – 1.6%
Rock-Tenn Co. Class A	45,000	762,750

Producer Durables – 1.6%
Cascade Corp.	45,000	783,000

Technology – 8.2%
Anixter International Inc.†	45,000	1,054,350
Bel Fuse, Inc. Class B	40,000	916,000
Mentor Graphics Corp.†	50,000	724,000
MICROS Systems, Inc.†	20,000	659,600
Technitrol, Inc.†	42,000	632,100

		3,986,050

Transportation – 2.7%
Maritrans Inc.	40,500	593,325
Yellow Corp.†	30,000	694,500

		1,287,825

Utilities – 2.1%
Energen Corp.	30,000	999,000

Total Common Stocks (Cost $30,164,336)		45,405,754

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2003 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM NOTES – 3.5%
General Electric Capital Corp. 0.97%, due 07/01/03	$1,700,000	$1,700,000

Total Short-Term Notes (Cost $1,700,000)		1,700,000

Total Investments – 97.5% (Cost $31,864,336*)		47,105,754
Cash and Other Assets Less Liabilities – 2.5%		1,228,528

NET ASSETS – 100.00%		$48,334,282

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $31,864,336 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$15,770,816
Gross unrealized depreciation	(529,398)

Net unrealized appreciation	$15,241,418

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (unaudited)

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $26,754,414, $139,319,934, and $31,864,336, respectively) (Note 1)	$40,960,354	$148,705,025	$47,105,754
Cash	919,443	5,249,442	1,363,877
Dividends and interest receivable	65,061	1,116,231	8,519
Receivable for shares sold	—	200,749	—

Total Assets	41,944,858	155,271,447	48,478,150

LIABILITIES:
Accrued expenses and other liabilities	42,395	53,470	65,269
Payable for shares redeemed	—	161	—
Payable for investment securities purchased	—	—	78,599

Total Liabilities	42,395	53,631	143,868

NET ASSETS:
Applicable to 1,450,909, 5,380,180 and 1,802,830 shares outstanding, respectively[1]	$41,902,463	$155,217,816	$48,334,282

Net asset value, offering and redemption price per share	$28.88	$28.85	$26.81

SOURCE OF NET ASSETS:
Paid-in capital	$26,335,299	$155,250,196	$30,875,483
Undistributed net investment income (loss)	81,782	29,769	(175,838)
Accumulated net realized gain (loss) on investments	1,279,442	(9,447,240)	2,393,219
Net unrealized appreciation of investments	14,205,940	9,385,091	15,241,418

Net Assets	$41,902,463	$155,217,816	$48,334,282

[1]	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2003 (unaudited)

	SGF	SMDS	SSCV
INCOME:
Dividends	$334,599	$5,597,511	$200,335
Interest	9,920	18,371	8,368

Total Income	344,519	5,615,882	208,703

EXPENSES:
Accounting/Pricing services fees	16,876	27,959	16,875
Administration services fees	16,978	28,330	16,993
Advisory fees (Note 2)	140,562	426,338	266,915
Audit fees	11,200	13,637	18,400
Custodian fees	4,999	11,928	5,400
Directors’ fees	3,976	14,016	4,508
Legal fees	1,967	3,556	1,118
Miscellaneous fees	3,023	8,412	3,322
Printing and postage fees	15,384	22,064	4,771
Registration fees	17,625	23,505	16,315
Shareholder services fees	28,472	95,486	28,124
Taxes other than income taxes	1,675	5,625	1,800

Total Expenses	262,737	680,856	384,541

Net Investment Income (Loss)	81,782	4,935,026	(175,838)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,061,631	336,566	2,930,301
Net increase in unrealized appreciation on investments	3,749,438	11,558,379	4,062,811

Net gain on investments	4,811,069	11,894,945	6,993,112

Net increase in net assets resulting from operations	$4,892,851	$16,829,971	$6,817,274

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	6 Months Ended 6/30/03*	Year Ended 12/31/02	6 Months Ended 6/30/03*	Year Ended 12/31/02
OPERATIONS:
Net investment income	$81,782	$222,311	$4,935,026	$4,659,569
Net realized gain (loss) on investments .	1,061,631	212,761	336,566	(1,145,024)
Net increase (decrease) in unrealized appreciation of investments	3,749,438	(11,057,995)	11,558,379	646,672

Net increase (decrease) in net assets resulting from operations	4,892,851	(10,622,923)	16,829,971	4,161,217

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.15 per share, respectively, for SGF, $0.96 and $1.09 per share, respectively, for SMDS)	—	(222,311)	(4,905,257)	(4,659,569)
From realized gains on investments ($0.00 and $0.23 per share, respectively, for SGF)	—	(345,477)	—	—
Return of capital ($0.00 and $0.00 per share, respectively, for SGF, $0.00 and $0.83 per share, respectively, for SMDS)	—	(4,330)	—	(3,532,919)
CAPITAL SHARE TRANSACTIONS:[2]	(593,170)	(405,862)	9,455,222	48,160,475

Total increase (decrease) in net assets	4,299,681	(11,600,903)	21,379,936	44,129,204
NET ASSETS:
Beginning of period	37,602,782	49,203,685	133,837,880	89,708,676

End of period (including undistributed net investment income of $81,782 and $0, respectively, for SGF, and $29,769 and $0, respectively, for SMDS)	$41,902,463	$37,602,782	$155,217,816	$133,837,880

	SSCV
	6 Months Ended 6/30/03*	Year Ended 12/31/02
OPERATIONS:
Net investment income loss	$(175,838)	$(323,318)
Net realized gain (loss) on investments .	2,930,301	(312,522)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	4,062,811	(4,413,841)

Net increase (decrease) in net assets resulting from operations	6,817,274	(5,049,681)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($0.00 and $0.01 per share, respectively, for SSCV)	—	(26,349)
CAPITAL SHARE TRANSACTIONS:²	(3,314,715)	5,578,122

Total increase in net assets	3,502,559	502,092
NET ASSETS:
Beginning of period	44,831,723	44,329,631

End of period (including undistributed net investment income (loss) of ($175,838) and $0, respectively, for SSCV)	$48,334,282	$44,831,723

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[2]	A summary of capital share transactions follows:

	SGF
	6 Months Ended 6/30/03*		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	54,790	$1,482,070	290,225	$9,432,192
Shares reinvested from net investment income and capital gains distributions	—	—	17,248	496,605

	54,790	1,482,070	307,473	9,928,797
Shares redeemed	(80,881)	(2,075,240)	(330,007)	(10,334,659)

Net decrease	(26,091)	$(593,170)	(22,534)	$(405,862)

	SMDS
	6 Months Ended 6/30/03*		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	975,023	$26,234,557	3,515,603	$97,684,469
Shares reinvested from net investment income	137,845	3,648,142	216,140	5,957,088

	1,112,868	29,882,699	3,731,743	103,641,557
Shares redeemed	(771,478)	(20,427,477)	(2,048,195)	(55,481,082)

Net increase	341,390	$9,455,222	1,683,548	$48,160,475

	SSCV
	6 Months Ended 6/30/03*		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	65,484	$1,635,763	379,147	$9,718,465
Shares reinvested from capital gains distributions	—	—	941	21,861

	65,484	1,635,763	380,088	9,740,326
Shares redeemed	(221,861)	(4,950,478)	(172,869)	(4,162,204)

Net increase (decrease)	(156,377)	$(3,314,715)	207,219	$5,578,122

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2003 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”) which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $8,136,000 of which $4,332,000 expires in 2003, $775,000 expires in 2005, $1,835,000 expires in 2007 and $1,194,000

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2003 (unaudited)

expires in 2010. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately $537,000 of which $198,000 expires in 2009 and $339,000 expires in 2010.

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

See Note 4. for tax character of distributions paid.

Note 2. – During the six months ended June 30, 2003, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$140,562; SMDS—$426,338; SSCV—$266,915. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of  3/48 of 1% (annually  3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of  5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund’s gross performance is compared with the performance of the Russell 2000 Index (“Russell 2000”) over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2003 (unaudited)

The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2003 caused the advisory fee to increase by $105,950.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws.

Note 3. – Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 2003 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$8,422,902	$39,356,138	$7,200,711
Proceeds of sales	7,870,499	27,427,582	9,276,945

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2002 was as follows:

	SGF	SMDS	SSCV
	2002	2002	2002
Distributions paid from:
Ordinary income	$222,311	$4,659,569	$—
Long-term capital gain	345,477	—	26,349

	567,788	4,659,569	26,349
Return of capital	4,330	3,532,919	—

	$572,118	$8,192,488	$26,349

The tax character of distributions paid during the year ending December 31, 2003, will be reported in the Funds’ December 31, 2003 Annual Report.

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/03*	Years Ended December 31,
		2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$25.46	$32.81	$32.61	$29.23	$34.07	$33.39

Income From Investment Operations
Net investment income	0.060	0.150	0.260	0.321	0.416	0.570
Net gains (losses) on securities (both realized and unrealized)	3.360	(7.120)	2.950	5.829	(3.516)	3.130

Total from investment operations	3.420	(6.970)	3.210	6.150	(3.100)	3.700

Less Distributions
Dividends (from net investment income)	—	(0.150)	(0.260)	(0.330)	(0.410)	(0.590)
Distributions (from capital gains)	—	(0.230)	(2.750)	(2.440)	(1.330)	(2.430)

Total distributions	—	(0.380)	(3.010)	(2.770)	(1.740)	(3.020)

Net Asset Value, End of Period	$28.88	$25.46	$32.81	$32.61	$29.23	$34.07

Total Return	13.43%[2]	(21.38%)	10.18%	22.05%	(9.29%)	11.46%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$41,902	$37,603	$49,204	$47,251	$43,865	$63,323
Ratio of expenses to average net assets	1.40%[1]	1.28%	1.21%	1.24%	1.13%	1.07%
Ratio of net investment income to average net assets	0.44%[1]	0.49%	0.80%	1.13%	1.21%	1.60%
Portfolio turnover rate	22.12%[2]	41.31%	14.27%	49.10%	39.81%	38.02%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/03*	Years Ended December 31,
		2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$26.56	$26.74	$23.43	$21.28	$24.78	$30.25

Income From Investment Operations
Net investment income	0.970	1.090	1.390	1.450	1.550	1.650
Net gains (losses) on securities (both realized and unrealized)	2.280	0.650	3.840	2.620	(3.010)	(5.070)

Total from investment operations	3.250	1.740	5.230	4.070	(1.460)	(3.420)

Less Distributions
Dividends (from net investment income)	(0.960)	(1.090)	(1.390)	(1.450)	(1.550)	(1.650)
Distributions (in excess of net investment income)	—	—	(0.530)	(0.200)	—	(0.400)
Return of capital	—	(0.830)	—	(0.270)	(0.490)	—

Total distributions	(0.960)	(1.920)	(1.920)	(1.920)	(2.040)	(2.050)

Net Asset Value, End of Period	$28.85	$26.56	$26.74	$23.43	$21.28	$24.78

Total Return	12.62%[2]	6.46%	22.98%	20.10%	(6.25%)	(11.75%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$155,218	$133,838	$89,709	$60,229	$59,413	$79,936
Ratio of expenses to average net assets	1.00%[1]	1.03%	1.09%	1.20%	1.09%	1.02%
Ratio of net investment income to average net assets	7.23%[1]	3.92%	7.80%	8.77%	6.61%	5.95%
Portfolio turnover rate	20.94%[2]	24.33%	71.16%	25.54%	13.94%	18.89%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/03*	Years Ended December 31,
		2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$22.88	$25.30	$23.32	$19.44	$20.11	$22.47

Income from Investment Operations
Net investment income (loss)	(0.100)	(0.170)	—	0.242	0.278	0.170
Net gains (losses) on securities (both realized and unrealized)	4.030	(2.240)	2.500	4.348	(0.678)	(2.310)

Total from investment operations	3.930	(2.410)	2.500	4.590	(0.400)	(2.140)

Less Distributions
Dividends (from net investment income)	—	—	—	(0.250)	(0.270)	(0.180)
Distributions (from capital gains)	—	(0.010)	(0.520)	(0.440)	—	(0.040)
Return of capital	—	—	—	(0.020)	—	—

Total distributions	—	(0.010)	(0.520)	(0.710)	(0.270)	(0.220)

Net Asset Value, End of Period	$26.81	$22.88	$25.30	$23.32	$19.44	$20.11

Total Return	17.18%[2]	(9.51%)	10.89%	23.91%	(1.98%)	(9.58%)
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$48,334	$44,832	$44,330	$39,600	$36,054	$42,789
Ratio of expenses to average net assets	1.80%[1]	1.68%	1.74%	0.98%	1.08%	1.56%
Ratio of net investment income (loss) to average net assets	(0.82%)[1]	(0.69%)	(0.44%)	1.15%	1.29%	0.80%
Portfolio turnover rate	17.58%[2]	17.66%	38.16%	53.21%	43.44%	35.74%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

SHAREHOLDER INFORMATION

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our “Automatic Investment Plan” (the “Plan”) (See item 6 of the New Account Application). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

SHAREHOLDER INFORMATION (continued)

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonmgt.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds

c/o PFPC Inc.

P. O. Box 9801

Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, August 2003. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

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DIRECTORS

Lynne M. Cannon John J. Lombard, Jr. Douglas J. MacMaster, Jr. Merritt N. Rhoad, Jr.	Richard W. Stevens James W. Stratton Frank Thomas, Esq.

OFFICERS
James W. Stratton Chairman Stratton Mutual Funds John A. Affleck, CFA President Stratton Growth Fund	James A. Beers President Stratton Monthly Dividend REIT Shares Gerald M. Van Horn, CFA President Stratton Small-Cap Value Fund	Joanne E. Kuzma Vice President Patricia L. Sloan Secretary & Treasurer Brigid E. Hummel Assistant Secretary & Treasurer Michelle A. Whalen Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC, Inc. 760 Moore Road King of Prussia, PA 19406-1212 1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company The Eastwick Center, 8800 Tinieum Boulevard Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com
STRATTON MUTUAL FUNDS Stability • Strategy • Success

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	August 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	August 21, 2003

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date	August 21, 2003

*	Print the name and title of each signing officer under his or her signature.